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                                                                      EXHIBIT 32


                                  CERTIFICATION


In connection with the Annual Report of Schawk, Inc. (the "Company") on Form 10-K for the period ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Chief Executive Officer and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Annual Report on Form 10-K for the period ended December 31, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ David A. Schawk
---------------------------
David A. Schawk
President and Chief Executive Officer

/s/ James J. Patterson
---------------------------
James J. Patterson
Sr. Vice President and
Chief Financial Officer

March 5, 2004




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